SUPPLEMENT TO THE PROSPECTUSES, SUMMARY PROSPECTUSES AND
STATEMENT OF ADDITIONAL INFORMATION
OF
ALLSPRING TAXABLE FIXED INCOME FUNDS
Allspring Adjustable Rate Government Fund
ALLSPRING U.S. EQUITY FUNDS
Allspring Discovery Small Cap Growth Fund
Allspring Large Company Value Fund
(each a “Fund”, together the “Funds”)

At a meeting held on May 27-29, 2025, the Board of Trustees of Allspring Funds Trust (the “Trust”) unanimously approved the merger of each Fund listed in the table below (each, a “Target Fund”) into another Fund of the Trust (each, an “Acquiring Fund”), which is also listed below (each, a “Merger” and together, the “Mergers”). Each Merger was proposed by Allspring Funds Management, LLC, investment manager to the Funds.

Target Fund	Acquiring Fund
Allspring Adjustable Rate Government Fund	Allspring Ultra Short-Term Income Fund
Allspring Discovery Small Cap Growth Fund	Allspring Emerging Growth Fund
Allspring Large Company Value Fund	Allspring Special Large Cap Value Fund

Each Merger is intended to be a tax-free reorganization, and it is anticipated that Target Fund shareholders will not recognize any gain or loss for U.S. federal income tax purposes as a result of the Merger. Additionally, Target Fund shareholders will not incur any sales loads or similar transaction charges as a result of the Mergers.

Each Merger is expected to occur on or about July 25, 2025. Prior to the Mergers, shareholders of each Target Fund may continue to purchase and redeem shares subject to the limitations described in the Target Fund’s prospectuses.

No shareholder action is necessary. Additional information, including a description of each Merger and information about fees, expenses and risk factors, will be provided to Target Fund shareholders in a prospectus/information statement that is expected to be mailed to shareholders in July 2025.

Following the Mergers on or about July 25, 2025, all references to Allspring Adjustable Rate Government Fund, Allspring Discovery Small Cap Growth Fund and Allspring Large Company Value Fund are hereby removed.

May 30, 2025	SUP0356 05-25